UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

Pareteum Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1185 Avenue of the Americas, 2nd Floor
New York, NY 10036
 (Address of principal executive offices) (Zip Code)

(646) 975-0400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

Pareteum Corporation is furnishing hereunder a press release issued October 1, 2021 discussing its consideration of strategic alternatives. A copy of the press release is attached hereto as Exhibit 99.1. The information included in this report pursuant to Item 7.01 of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: October 1, 2021	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer